77Q1(a)(2)


Articles of Amendment of American Century Capital Portfolios, Inc., dated June 3, 2015 (filed electronically as Exhibit a59 to Form 485B Post-Effective Amendment No. 73 to the Registration Statement of the Registrant filed on July 29, 2015, File No. 33-64872, and incorporated herein by reference).